Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-KSB (the "Report") of Applied Medical Devices, Inc. (the "Company") for the year ended April 30, 2003, the undersigned, Allan K. Lager, the President, Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  July 29, 2003                 /s/ Allan K. Lager
                                      ------------------------------------------
                                      Allan K. Lager, President, Chief Executive
                                      Officer and Chief Financial Officer


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A signed  original of this  written  statement  required by Section 906 has been provided to Applied Medical Devices, Inc. and will be retained by Applied Medical Devices, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.